                                                                EXHIBIT 10.16(B)


                    SECOND AMENDMENT TO THE LOAN AGREEMENT
                    --------------------------------------


          This SECOND AMENDMENT TO THE LOAN AGREEMENT ("Agreement") is made
                                                        ---------
effective as of, although not necessarily on, the 17th day of September, 1996, by and between GUARANTY FEDERAL BANK, F.S.B., a federal savings bank ("Bank")
                                                                       ----
and HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC. ("Borrower")
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                             W I T N E S S E T H :
                             - - - - - - - - - -


          WHEREAS, on June 1, 1996, Borrower and Bank entered into that certain Warehouse Loan Agreement (together with all amendments, modifications and restatements thereof, the "Loan Agreement") dated of even date therewith
                           --------------
providing for a $2,000,000.00 credit facility (together with all increases, collectively, the "Loan") and that certain Promissory Note dated of even date
                   ----
(the "Note"), that certain Security Agreement ("Security Agreement") and a
      ----                                      ------------------
Financing Statement filed with the Secretary of State of Texas (the "Financing
                                                                     ---------
Statement", such documents and all instruments and documents representing,
---------
evidencing or securing the Loan are hereinafter collectively referred to as the "Loan Documents");
 --------------

          WHEREAS, Bank and Borrower modified the Loan Documents on July 9, 1996 to increase the amount of the Loan to $10,000,000.00 and make certain other changes to the Loan Agreement;

          WHEREAS, Bank and Borrower desire to amend the Loan Documents to replace the figure of "$10,000,000.00" with the figure of "$11,000,000.00" to temporarily increase the Bank's Commitment. All terms not defined herein are used as defined in the Loan Agreement.

          NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Borrower hereby agree as follows:

          1.   Loan Agreement.  The following temporary modification is hereby
               --------------
made to the Loan Agreement effective as of the date hereof and expiring on September 25, 1996:

               (a)  The definition of "Commitment" is hereby modified to replace
                                       ----------
    the figure of "$10,000,000.00" with the figure of "$11,000,000.00".

          2.   Note.  The following temporary modification is hereby made to the
               ----
stated amount of the Note; it shall increase to "$11,000,000.00" effective as of the date hereof.

          3.   Acknowledgement by Borrower.  Except as specified in paragraph
               ---------------------------                          ---------
one, the terms and provisions of the Loan Documents are ratified and confirmed
---
and shall remain in full force and effect, enforceable in accordance with their terms. Borrower hereby acknowledges, agrees and represents that (i) Borrower is indebted to the Bank pursuant to the terms of the Note; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Loan Documents; (iii) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrower, as of the date hereof and no defaults exist under the Loan Documents; and (iv) Borrower has no set-offs, counterclaims, defenses or other causes of action against the Bank arising out of the Loan Documents, the modification, any documents mentioned herein or otherwise and to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrower.

     4.   Costs and Expenses.  Contemporaneously with the execution and delivery
          ------------------
hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation and the consummation of the transaction contemplated hereby, including, but not limited to, recording fees and reasonable fees and expenses of legal counsel to the Bank which shall be paid simultaneously with the execution of this Agreement.

     5.   Time.  Time is of the essence in the performance of the covenants
          ----
contained herein and in the Loan Documents.

     6.   Binding Agreement.  This Agreement shall be binding upon the
          -----------------
administrators, personal representatives, successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit the assignment of all or any part of the Collateral or any of Borrower's rights, titles or interest in and to the Collateral or any rights, titles or interests in and to Borrower, or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

     THIS AGREEMENT AND THE LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the date first above written.


                              BANK:
                              ----

                              GUARANTY FEDERAL BANK, F.S.B.,
                              a federal savings bank



                              By:  _____________________________________________
                                   W. James Meintjes,
                                   Assistant Vice President



                              BORROWER:
                              --------

                              HOMEOWNERS MORTGAGE & EQUITY, INC.,
                              a Delaware corporation d/b/a HOME, INC.


                              By:/s/ Tommy M. Parker
                                 -----------------------------------------------
                                   Tommy M. Parker,
                                   Executive Vice President

STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)


     This instrument was ACKNOWLEDGED before me the ____ day of September, 1996, by W. James Meintjes, Assistant Vice President of GUARANTY FEDERAL BANK, F.S.B., a federal savings bank, on behalf of said bank.

                                    ________________________________
                                    Notary Public - State of Texas

My Commission expires:              ________________________________
_____________________               Printed Name of Notary


STATE OF TEXAS            (S)
                          (S)
COUNTY OF TRAVIS          (S)


     This instrument was ACKNOWLEDGED before me the 17th day of September, 1996,
                                                    ----
by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC. d/b/a Home, Inc., a Delaware corporation, on behalf of said corporation.

                                    Martha Malina
                                    -------------------------------
                                    Notary Public - State of Texas


My Commission expires:              Martha Malina
      1-26-98                       -------------------------------
----------------------              Printed Name of Notary


                                    [SEAL]

                                      -3-